PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated January 23, 2025,
to
Prospectuses dated May 1, 2024
for
PruLife® Custom Premier II Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

The Advanced Series Trust has announced the following changes.
1.On January 13, 2025, the AST International Equity Portfolio restated its expenses and added a new subadvisory arrangement.
2.On January 27, 2025, the AST Cohen & Steers Realty Portfolio and the AST MFS Global Equity Portfolio (“the merging Funds”) will merge into the AST Large-Cap Equity Portfolio (“the successor Fund”). All assets in the merging Funds will automatically be transferred to the successor Fund. Due to the merger, the AST Large-Cap Equity Portfolio will be added as an available investment option for your Contract. Premium allocation, DCA, auto-rebalancing, and allocated charges programs that include the merging Funds will be automatically updated to replace the merging Funds with the successor Fund. All references to the AST Cohen & Steers Realty Portfolio and the AST MFS Global Equity Portfolio will be deleted.
3. On February 10, 2025, the AST Global Bond Portfolio (“the merging Fund”) will merge into AST Core Fixed Income Portfolio (“the successor Fund”). All assets in the merging Fund will automatically be transferred to the successor Fund. Premium allocation, DCA, auto-rebalancing, and allocated charges programs that include the merging Fund will be automatically updated to replace the merging Fund with the successor Fund. All references to the AST Global Bond Portfolio will be deleted.
Effective on the dates specified above, the rows for these funds in APPENDIX A: Funds Available Under the Contract have been or will be deleted and replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2023
			1 year	5 year	10 year
Fixed Income	AST Core Fixed Income Portfolio - PGIM Investments LLC; AST Investment Services, Inc. / J.P. Morgan Investment Management Inc.; PGIM Fixed Income; PGIM Limited; Wellington Management Company LLP; Western Asset Management Company, LLC; Western Asset Management Company Limited	0.68%	6.35%	1.11%	2.28%
Global/International	AST International Equity Portfolio - PGIM Investments LLC; AST Investment Services, Inc. / Jennison Associates LLC; J.P. Morgan Investment Management Inc.; Massachusetts Financial Services Company; PGIM Quantitative Solutions LLC; Putnam Investment Management, LLC	1.00%^	17.75%	10.39%	6.08%
Large Cap	AST Large-Cap Equity Portfolio - PGIM Investments LLC; AST Investment Services, Inc. / ClearBridge Investments, LLC; Dimensional Fund Advisors, LP; J.P. Morgan Investment Management Inc.; PGIM Quantitative Solutions LLC	0.84%	23.10%	12.69%	10.27%
^The Fund’s annual current expense reflects temporary fee reductions.
To obtain a copy of the current prospectus, please visit www.Prudential.com/eProspectus or call 800-778-2255.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
PRODUCTSUP242
PCP2, PCP214, PCP215, PCP219, PCP223